Accrued Expenses and Other Liabilities (Details) - Schedule of accrued expenses and other liabilities - Accrued Expenses and Other Liabilities [Member] - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Accrued Expenses and Other Liabilities (Details) - Schedule of accrued expenses and other liabilities [Line Items]
Vacation, convalescence and employees’ bonus accruals	$ 1,068	$ 684
Employees and payroll related	519	352
Short term operating lease liabilities	617	203
Accrued expenses and other	1,523	1,499
Accrued expenses and other liabilities, Total	$ 3,727	$ 2,738